                                                                      (h)(1)(i)

August 20, 2007

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

   Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Focus 5 Portfolio, a series of ING Investors Trust (the "Portfolio") effective
August 20, 2007, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Portfolio to the Amended and Restated Exhibit A of the Agreement. This Amended and Restated Exhibit A supersedes the previous Amended and Restated Exhibit A dated May 11, 2007.

   The Amended and Restated Exhibit A has also been updated 1) to reflect the name change of ING Principal Protection Fund III to ING Index Plus LargeCap Equity Fund III and 2) by the removal of ING MidCap Value Fund, ING SmallCap Value Fund and ING FMR SM Diversified Mid Cap Portfolio as these funds recently merged into other funds.

   Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Portfolio by signing below.

                                                  Very sincerely,

                                                  /s/ Todd Modic
                                                  ------------------------------
                                                  Todd Modic
                                                  Senior Vice President
                                                  ING Investors Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    /s/ Nick Horvath
       --------------------------
Name:  Nick Horvath
Title: Director of Operations,
       Duly Authorized

       7337 E. Doubletree Ranch Rd. Tel: 480-477-3000
       Scottsdale, AZ 85258-2034    Fax: 480-477-2700
                                    www.ingfunds.com  ING Investors Trust

                        AMENDED AND RESTATED EXHIBIT A

                              with respect to the

                               AGENCY AGREEMENT

                                    between

                                   THE FUNDS

                                      and

                               DST SYSTEMS, INC.

                                                 Type of        State of     Taxpayer
Taxpayer/Fund Name                             Organization   Organization   I.D. No.
------------------                            --------------- ------------- ----------
ING Corporate Leaders Trust Fund............. Trust           New York      13-6061925

ING Equity Trust............................. Business Trust  Massachusetts    N/A
   ING Financial Services Fund...............                               95-4020286
   ING Fundamental Research Fund.............                               20-3735519
   ING Index Plus LargeCap Equity Fund.......                               86-1033467
   ING Index Plus LargeCap Equity Fund II....                               86-1039030
   ING Index Plus LargeCap Equity Fund III...                               86-1049217
   ING LargeCap Growth Fund..................                               33-0733557
   ING LargeCap Value Fund...................                               20-0437128
   ING MidCap Opportunities Fund.............                               06-1522344
   ING Opportunistic LargeCap Fund...........                               20-3736397
   ING Principal Protection Fund IV..........                               82-0540557
   ING Principal Protection Fund V...........                               27-0019774
   ING Principal Protection Fund VI..........                               48-1284684
   ING Principal Protection Fund VII.........                               72-1553495
   ING Principal Protection Fund VIII........                               47-0919259
   ING Principal Protection Fund IX..........                               20-0453800
   ING Principal Protection Fund X...........                               20-0584080
   ING Principal Protection Fund XI..........                               20-0639761
   ING Principal Protection Fund XII.........                               20-1420367
   ING Principal Protection Fund XIII........                               20-1420401
   ING Principal Protection Fund XIV.........                               20-1420432
   ING Real Estate Fund......................                               23-2867180
   ING SmallCap Opportunities Fund...........                               04-2886856
   ING SmallCap Value Choice Fund............                               20-2024826
   ING Value Choice Fund.....................                               20-2024800

ING Funds Trust.............................. Statutory Trust Delaware         N/A
   ING Classic Money Market Fund.............                               23-2978935
   ING GNMA Income Fund......................                               22-2013958
   ING High Yield Bond Fund..................                               23-2978938
   ING Institutional Prime Money Market Fund.                               20-2990793

                                           Type of       State of     Taxpayer
Taxpayer/Fund Name                       Organization  Organization   I.D. No.
------------------                      -------------- ------------- ----------
ING Funds Trust (cont.)
   ING Intermediate Bond Fund..........                              52-2125227
   ING National Tax-Exempt Bond Fund...                              23-2978941

ING Investment Funds, Inc.............. Corporation    Maryland         N/A
   ING MagnaCap Fund...................                              22-1891924
ING Investors Trust.................... Business Trust Massachusetts    N/A
   ING AllianceBernstein Mid Cap
     Growth Portfolio..................                              51-0380290
   ING American Funds Growth Portfolio.                              55-0839555
   ING American Funds Growth-Income
     Portfolio.........................                              55-0839542
   ING American Funds International
     Portfolio.........................                              55-0839552
   ING BlackRock Large Cap Growth
     Portfolio.........................                              02-0558346
   ING BlackRock Large Cap Value
     Portfolio.........................                              02-0558367
   ING BlackRock Inflation Protected
     Bond Portfolio....................                              20-8798165
   ING Capital Guardian U.S. Equities
     Portfolio.........................                              23-3027332
   ING Disciplined Small Cap Value
     Portfolio.........................                              20-4411788
   ING EquitiesPlus Portfolio..........                              20-3606554
   ING Evergreen Health Sciences
     Portfolio.........................                              20-0573913
   ING Evergreen Omega Portfolio.......                              20-0573935
   ING FMR SM Earnings Growth
     Portfolio.........................                              20-1794099
   ING FMR SM Mid Cap Growth Portfolio.                              51-0380288
   ING Focus 5 Portfolio...............                              26-0474637
   ING Franklin Income Portfolio.......                              20-4411383
   ING Franklin Mutual Shares
     Portfolio.........................                              20-8798204
   ING Franklin Templeton Founding
     Strategy Portfolio................                              20-8798288
   ING Global Real Estate Portfolio....                              20-3602480
   ING Global Resources Portfolio......                              95-6895627
   ING Global Technology Portfolio.....                              23-3074142
   ING International Growth
     Opportunities Portfolio...........                              23-3074140
   ING Janus Contrarian Portfolio......                              23-3054937
   ING JPMorgan Emerging Markets
     Equity Portfolio..................                              52-2059121
   ING JPMorgan Small Cap Equity
     Portfolio.........................                              02-0558352
   ING JPMorgan Value Opportunities
     Portfolio.........................                              20-1794128
   ING Julius Baer Foreign Portfolio...                              02-0558388
   ING Legg Mason Value Portfolio......                              23-3054962
   ING LifeStyle Aggressive Growth
     Portfolio.........................                              20-0573999
   ING LifeStyle Growth Portfolio......                              20-0573986
   ING LifeStyle Moderate Growth
     Portfolio.........................                              20-0573968
   ING LifeStyle Moderate Portfolio....                              20-0573946
   ING Limited Maturity Bond Portfolio.                              95-6895624
   ING Liquid Assets Portfolio.........                              95-6891032

                                                         Type of        State of     Taxpayer
Taxpayer/Fund Name                                     Organization   Organization   I.D. No.
------------------                                    --------------- ------------- ----------
ING Investors Trust (cont.)
   ING Lord Abbett Affiliated Portfolio..............                               23-3027331
   ING MarketPro Portfolio...........................                               20-2990523
   ING MarketStyle Growth Portfolio..................                               20-2990561
   ING MarketStyle Moderate Growth Portfolio.........                               20-2990595
   ING MarketStyle Moderate Portfolio................                               20-2990628
   ING Marsico Growth Portfolio......................                               51-0380299
   ING Marsico International Opportunities Portfolio.                               20-1794156
   ING MFS Total Return Portfolio....................                               51-0380289
   ING MFS Utilities Portfolio.......................                               20-2455961
   ING Oppenheimer Main Street Portfolio(R)..........                               51-0380300
   ING PIMCO Core Bond Portfolio.....................                               51-0380301
   ING PIMCO High Yield Portfolio....................                               02-0558398
   ING Pioneer Equity Income Portfolio...............                               20-8642546
   ING Pioneer Fund Portfolio........................                               20-1487161
   ING Pioneer Mid Cap Value Portfolio...............                               20-1487187
   ING Stock Index Portfolio.........................                               55-0839540
   ING T. Rowe Price Capital Appreciation Portfolio..                               95-6895626
   ING T. Rowe Price Equity Income Portfolio.........                               95-6895630
   ING Templeton Global Growth Portfolio.............                               51-0377646
   ING UBS U.S. Allocation Portfolio.................                               23-3054961
   ING Van Kampen Capital Growth Portfolio...........                               02-0558376
   ING Van Kampen Global Franchise Portfolio.........                               02-0558382
   ING Van Kampen Growth and Income Portfolio........                               13-3729210
   ING Van Kampen Real Estate Portfolio..............                               95-6895628
   ING VP Index Plus International Equity Portfolio..                               20-2990679
   ING Wells Fargo Mid Cap Disciplined Portfolio.....                               13-6990661
   ING Wells Fargo Small Cap Disciplined Portfolio...                               20-3602389

ING Mayflower Trust.................................. Business Trust  Massachusetts    N/A
   ING International Value Fund......................                               06-1472910

ING Mutual Funds..................................... Statutory Trust Delaware         N/A
   ING Disciplined International SmallCap Fund.......                               20-5929531
   ING Diversified International Fund................                               20-3616995
   ING Emerging Countries Fund.......................                               33-0635177
   ING Emerging Markets Fixed Income Fund............                               20-3617319
   ING Foreign Fund..................................                               72-1563685
   ING Global Bond Fund..............................                               20-4966196
   ING Global Equity Dividend Fund...................                               55-0839557
   ING Global Natural Resources Fund.................                               13-2855309
   ING Global Real Estate Fund.......................                               86-1028620
   ING Global Value Choice Fund......................                               33-0552475
   ING Greater China Fund............................                               20-3617281

                                                           Type of      State of    Taxpayer
Taxpayer/Fund Name                                       Organization Organization  I.D. No.
------------------                                       ------------ ------------ ----------
ING Mutual Funds (cont.)
   ING Index Plus International Equity Fund.............                           20-3617246
   ING International Capital Appreciation Fund..........                           20-3617270
   ING International Equity Dividend Fund...............                           20-8798239
   ING International Growth Opportunities Fund..........                           22-3278095
   ING International Real Estate Fund...................                           20-3616901
   ING International SmallCap Fund......................                           33-0591838
   ING International Value Choice Fund..................                           20-2024764
   ING International Value Opportunities Fund...........                           20-8279164
   ING Russia Fund......................................                           22-3430284
ING Partners, Inc....................................... Corporation    Maryland      N/A
   ING American Century Large Company Value Portfolio...                           52-2354157
   ING American Century Small-Mid Cap Value Portfolio...                           45-0467862
   ING Baron Asset Portfolio............................                           20-3606546
   ING Baron Small Cap Growth Portfolio.................                           75-3023525
   ING Columbia Small Cap Value II Portfolio............                           20-3606562
   ING Davis Venture Value Portfolio....................                           52-2354160
   ING Fidelity(R) VIP Contrafund(R) Portfolio..........                           20-1351800
   ING Fidelity(R) VIP Equity Income Portfolio..........                           20-1352142
   ING Fidelity(R) VIP Growth Portfolio.................                           20-1352125
   ING Fidelity(R) VIP Mid Cap Portfolio................                           20-1352148
   ING Fundamental Research Portfolio...................                           52-2354152
   ING JPMorgan International Portfolio.................                           06-1496079
   ING JPMorgan Mid Cap Value Portfolio.................                           75-3023510
   ING Legg Mason Partners Aggressive Growth Portfolio..                           06-1496052
   ING Legg Mason Partners Large Cap Growth Portfolio...                           51-0457738
   ING Lord Abbett U.S. Government Securities Portfolio.                           20-3606442
   ING Neuberger Berman Partners Portfolio..............                           20-3606413
   ING Neuberger Berman Regency Portfolio...............                           20-3606426
   ING OpCap Balanced Value Portfolio...................                           52-2354147
   ING Oppenheimer Global Portfolio.....................                           75-3023503
   ING Oppenheimer Strategic Income Portfolio...........                           20-1544721
   ING PIMCO Total Return Portfolio.....................                           75-3023517
   ING Pioneer High Yield Portfolio.....................                           20-3606502
   ING Solution 2015 Portfolio..........................                           20-2456044

                                                              Type of        State of     Taxpayer
Taxpayer/Fund Name                                          Organization   Organization   I.D. No.
------------------                                         --------------- ------------- ----------
ING Partners, Inc. (cont.)                                                               47-0951928
   ING Solution 2035 Portfolio............................                               20-2456104
   ING Solution 2045 Portfolio............................                               20-2456138
   ING Solution Growth and Income Portfolio...............                               26-0239049
   ING Solution Growth Portfolio..........................                               26-0239133
   ING Solution Income Portfolio..........................                               20-2456008
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio.                               52-2354156
   ING T. Rowe Price Growth Equity Portfolio..............                               06-1496081
   ING Templeton Foreign Equity Portfolio.................                               20-3606522
   ING Thornburg Value Portfolio..........................                               06-1496058
   ING UBS U.S. Large Cap Equity Portfolio................                               06-1496055
   ING UBS U.S. Small Cap Growth Portfolio................                               20-3736472
   ING Van Kampen Comstock Portfolio......................                               75-3023521
   ING Van Kampen Equity and Income Portfolio.............                               52-2354153
                                                           Business Trust  Massachusetts
ING Prime Rate Trust......................................                               95-6874587
                                                           Statutory Trust Delaware
ING Senior Income Fund....................................                               86-1011668
                                                           Statutory Trust Delaware
ING Separate Portfolios Trust.............................
   ING SPorts Core Fixed Income Fund......................                               20-8949559
   ING SPorts Core Plus Fixed Income Fund.................                               20-8949653
                                                           Statutory Trust Delaware
ING Variable Insurance Trust..............................                                  N/A
   ING GET U.S. Core Portfolio - Series 1.................                               43-2007006
   ING GET U.S. Core Portfolio - Series 2.................                               41-2107140
   ING GET U.S. Core Portfolio - Series 3.................                               32-0090501
   ING GET U.S. Core Portfolio - Series 4.................                               32-0090502
   ING GET U.S. Core Portfolio - Series 5.................                               32-0090504
   ING GET U.S. Core Portfolio - Series 6.................                               32-0090505
   ING GET U.S. Core Portfolio - Series 7.................                               83-0403223
   ING GET U.S. Core Portfolio - Series 8.................                               20-1420513
   ING GET U.S. Core Portfolio - Series 9.................                               20-1420578
   ING GET U.S. Core Portfolio - Series 10................                               20-2936139
   ING GET U.S. Core Portfolio - Series 11................                               20-2936166
   ING GET U.S. Core Portfolio - Series 12................                               20-2936189
   ING GET U.S. Core Portfolio - Series 13................                               20-4949294
   ING GET U.S. Core Portfolio - Series 14................                               20-5929257
   ING VP Global Equity Dividend Portfolio................                               25-6705433
                                                           Business Trust  Massachusetts

                                             Type of      State of    Taxpayer
 Taxpayer/Fund Name                        Organization Organization  I.D. No.
 ------------------                        ------------ ------------ ----------
 ING Variable Products Trust..............                              N/A
    ING VP Financial Services Portfolio...                           86-1028316
    ING VP High Yield Bond Portfolio......                           06-6396995
    ING VP International Value Portfolio..                           06-6453493
    ING VP MidCap Opportunities Portfolio.                           06-6493760
    ING VP Real Estate Portfolio..........                           20-0453833
                                                                     06-6397002